GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the
Goldman Sachs Absolute Return Tracker Fund
(the “Fund”)

Supplement dated February 1, 2012 to the
Prospectus and Summary Prospectus dated April 29, 2011 (the “Prospectuses”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE

The Board of Trustees of Goldman Sachs Trust has approved a change in the Fund’s investment objective. The change in the investment objective will be effective on April 2, 2012.

The Fund’s current investment objective is to seek to achieve investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). Effective April 2, 2012, the Fund’s investment objective will be to seek long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

The Fund’s investment strategies will change accordingly to reflect that the Fund will no longer seek to track the GS-ART Index. Consistent with the Fund’s investment objective, the Fund will continue to seek to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). Except as noted below, the Fund’s other investment policies and strategies, fees and expenses, and portfolio management team will remain the same.

The following is a description of the Fund’s investment strategies, effective April 2, 2012.

The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk, such as equity, fixed income and commodity asset classes, rather than manager skill. (This component of hedge fund returns is referred to as the “beta” component.) The Investment Adviser selects the Fund’s investments using a quantitative algorithm (or methodology) that seeks to approximate the beta component of hedge fund returns by replicating exposure to these sources of market risk and their related returns. The Fund will invest in securities and other financial instruments that provide long or short exposure to indices or other market factors that represent these sources of market risk and returns (the “Component Market Factors”), including but not limited to U.S. and non-U.S. equity, fixed income, credit, commodity and volatility indices and exchange-traded funds (“ETFs”). The Fund may also invest in cash. The percentage of the portfolio exposed to specific asset classes and geographic regions will vary from time to time as the weightings of the Component Market Factors within the algorithm change.

The Fund’s portfolio of investments may include, among other instruments, equities, futures, swaps, structured notes, ETFs, stocks and forward contracts, as well as U.S. Government securities (including agency debentures) and other high quality debt securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds and repurchase agreements and may from time to time hold foreign currencies. While the Fund generally invests in instruments that are directly linked to one or more Component Market Factors, such as an index future where the underlying index is a Component Market Factor, from time to time, the Fund may invest a portion of its assets in instruments that are not directly linked to a Component Market Factor, if the Investment Adviser believes that those instruments will nonetheless assist the Fund in attempting to track the investment returns of a Component Market Factor. This may occur for a number of reasons. For example, regulatory constraints, such as limitations with respect to the Fund’s investments in illiquid securities, or certain tax related concerns, may prevent the Fund from investing in instruments that are directly linked to a Component Market Factor.

The weighting of a Component Market Factor within the Fund may be positive or negative. A negative weighting will result from an investment in an instrument that provides a short exposure to a Component Market Factor. As a result of the Fund’s negative weightings in different Component Market Factors, the Fund’s NAV per share may decline during certain periods, even if the value of any or all of the Component Market Factors increases during that time.

The Fund does not invest in hedge funds.

BECAUSE THE FUND ATTEMPTS TO REPLICATE THE INVESTMENT RETURNS OF THE COMPONENT MARKET FACTORS, THE FUND’S PERFORMANCE MAY POTENTIALLY BE LOWER THAN THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE OF THE FUND IS NOT AN INDICATION OF FUTURE RETURNS.

About the Algorithm
The algorithm takes into account the historical returns, risks, and correlations of the Component Market Factors in seeking to approximate patterns of returns of hedge funds as a broad asset class. The algorithm operates in accordance with a set of pre-determined rules, and determines the composition of the Fund and the weight to be given to each Component Market Factor within the Fund’s portfolio.

Selection of Component Market Factors
The Component Market Factors that comprise the algorithm are selected by the Investment Adviser from a universe of potential market exposures that contribute to hedge fund performance. The Investment Adviser selects a subset of indices and other measures of market risk and returns to monitor (which, as of January 30, 2012, include equity, commodity, fixed income, credit and volatility total return indices) and selects the Component Market Factors from that subset. The Component Market Factors are selected based on information obtained from a hedge fund database, the index sponsors of each index and other public sources. The Investment Adviser makes no warranty as to the correctness of the information considered and takes no responsibility for the accuracy of such information or the impact of any inaccuracy of such information on the Fund.

Rebalancing
The algorithm re-weights each of the Component Market Factors on a defined frequency. The algorithm uses the most recently available hedge fund performance and volatility data to recalculate target exposures to each of the Component Market Factors for the following period. The sum of the target exposures to the Component Market Factors may not equal 100%, with the result that the Fund’s return may be derived in part from cash returns. The weight of each Component Market Factor may be positive or negative and may be subject to certain percentage limitations, which may change.

The Algorithm and Hedge Fund Returns
The algorithm seeks to approximate the beta component of hedge fund returns. Individual hedge funds themselves may perform better or worse than such returns based on the skill of their particular managers. In addition, hedge funds may adjust their investments rapidly in view of market, political, financial or other factors, whereas the algorithm only adjusts its composition on a defined frequency. The algorithm is based entirely on an assessment of historical data related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Fund may deviate from the returns of hedge funds. Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns.

Also, as of April 2, 2012, index/tracking error risk and industry concentration risk will no longer be risks of the Fund, and the following risks (in addition to those presently disclosed in the Prospectuses) will be applicable to the Fund:

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using a proprietary quantitative model. Investments selected using this model may perform differently than expected as a result of the Component Market Factors used in the models, the weight placed on each Component Market Factor, changes from the Component Market Factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of the quantitative model will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Strategy Risk. From time to time, regulatory constraints or other considerations may prevent the Fund from replicating precisely the returns of a Component Market Factor. This may occur for a number of reasons. For example, the Fund is taxed as a regulated investment company under the Internal Revenue Code, and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent it would result in a violation of the Code, the Fund would be prevented from investing in instruments that are directly linked to the Component Market Factor. Similarly, other regulatory constraints, such as limitations on the ability of the Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating a Component Market Factor. In each of these circumstances, the Investment Adviser will employ a strategy whereby the Fund will invest in instruments that, in the aggregate, are deemed by the Investment Adviser to provide investment returns similar to those of the Component Market Factors. To the extent the Fund employs this strategy, it is subject to the risk that the securities selected by the Investment Adviser pursuant to this strategy may not, in fact, provide investment performance that closely tracks the performance of the specific Component Market Factor.

In addition, for the reasons listed below, there is no assurance that the Fund will track hedge fund returns. Instead, the Fund may display a pattern of returns over time that broadly resembles the pattern of beta returns of hedge funds as a broad asset class. While the Fund will gain investment exposure to multiple liquid Component Market Factors, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The proprietary algorithm’s return mapping is based on historical data regarding the Component Market Factors and hedge fund returns and volatilities. Hedge fund strategies can be dynamic and unpredictable, and the algorithm’s estimation of current hedge fund asset allocation may not be accurate. Past and current levels of the Component Market Factors and hedge fund returns are not necessarily indicative of future levels and returns. Furthermore, even if historic returns prove to be a reliable indicator of future returns in one or more periods during the term of the investments, the algorithm may not continue to effectively identify such returns. The Fund is subject to constraints on the weightings of the Component Market Factors within its portfolio and is limited with respect to its use of leverage. Hedge fund returns may reflect the performance of leveraged investments. Accordingly, the Fund may be exposed to less leverage at any given time than hedge funds are then currently employing.

This Supplement should be retained with your Prospectus for future reference.

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